UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): March 31, 2003


                 EPIC FINANCIAL  CORPORATION
           ------------------------------------------
   (Exact name of registrant as specified in its charter)






     Nevada                000-33417             88-0451534
----------------       ------------------     -----------------
(State or other       (Commission File No.)   (I.R.S. Employer
jurisdiction of                              Identification No.)
incorporation or
organization)





        3300 Irvine Avenue, Suite 220, Newport Beach,
                      California 92660
        ---------------------------------------------
          (Address of principal executive offices)




 Registrant's telephone number, including area code: (949) 622-1130




              4695 North Avenue, Oceanside, CA 92056
         -------------------------------------------------
   (Former name or former address, if changed since last report)











PAGE-1-




Item 1.        CHANGES IN CONTROL OF REGISTRANT.

          Pursuant to a Purchase Agreement dated March 7, 2003 (the "Purchase Agreement"), the Registrant, on March 31, 2003, closed a transaction, whereby it acquired all of the issued and outstanding shares of common stock, no par value, of Saddleback Investment Services, Inc., a California corporation ("Saddleback") from William R. Parker ("Mr. Parker") and six otherwise unaffiliated persons or entities. In exchange for the shares of Saddleback, the Registrant issued 1,500,000 shares of its restricted common stock, $0.001 par value per share, to Mr. Parker and an aggregate of 1,500,000 shares to such other persons or entities. As a result of this transaction, Mr. Parker became the beneficial owner of 44.79% of the issued and outstanding common stock of the Registrant, the sole class of voting stock of the Registrant.

          As a part of the transaction, on March 31, 2003, Mr. Parker was appointed to the Board of Directors of the Registrant and elected President of the Registrant. Frank Iannuzzi remains Chairman of the Board and Chief Financial Officer.

          The following table sets forth certain information known to the Registrant regarding the beneficial ownership of the Registrant's common stock, as of March 31, 2003 (immediately preceding the effectiveness of the Purchase Agreement), by (a) each beneficial owner of more than five percent of the Registrant's common stock, (b) each of the Registrant's directors, and (c) all of the Registrant's directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                             Amount and Nature        Percent
                                               of Beneficial            of
          Beneficial Owner(1)    Title           Ownership            Class
          --------------------------------------------------------------------
          Frank Iannuzzi         Chairman,        100,000             28.63%
          4695 North Avenue      President and
          Oceanside, CA          Chief Financial
          92056                  Officer

          Garth Rolfe           Director and      100,000             28.63%
          4695 North Avenue     Secretary
          Oceanside, CA
          92056

          Bruce E. Thomsen          n/a            28,750              8.23%
          575 Anton Boulevard
          Suite 300
          Costa Mesa, CA 92626

          All officers and directors as a
          Group (two persons)                     200,000             57.26%




PAGE-2-




          The following table sets forth certain information known to the Registrant regarding the beneficial ownership of the Registrant's common stock after the Closing by (a) each beneficial owner of more than five percent of the Registrant's common stock, (b) each of the Registrant's directors, and
          (c) all of the Registrant's directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.


                                             Amount and Nature        Percent
                                               of Beneficial            of
          Beneficial Owner(1)    Title           Ownership            Class
          --------------------------------------------------------------------

          William R. Parker      Director and     1,500,000           44.79%
          3300 Irvine Avenue     President
          Suite 220
          Newport Beach, CA
          92660

          Frank Iannuzzi         Director           100,000            2.99%
          4695 North Avenue      and Chief
          Oceanside, CA          Financial
          92056                  Officer

          Garth Rolfe           Director and        100,000            2.99%
          4695 North Avenue     Secretary
          Oceanside, CA
          92056

          All officers and directors as a
          Group (two persons)                     1,700,000           50.77%


          (1) The Registrant believes that all persons have full voting and investment power to respect to the shares. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares a power to vote or to direct the voting of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which the person has the right to acquire within 60 days, such as warrants or options to purchase shares of the Registrant's common stock.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Purchase of Saddleback Investment Services, Inc.

     1.   The Transaction.

          Pursuant to the Purchase Agreement, the
          Registrant, on March 31, 2003, closed a
          transaction, whereby it acquired all of the issued and outstanding shares of common stock, no par


PAGE-3-


          value, of Saddleback. In exchange for the shares of Saddleback, the Registrant issued an aggregate of 300,000 shares of its restricted common stock, $0.001 par value per share, to Mr. Parker and six otherwise unaffiliated persons or entities. As a result of this transaction, Mr. Parker became the beneficial owner of 44.79% of the issued and outstanding common stock of the Registrant, the sole class of voting stock of the Registrant.

          Saddleback will continue to operate as a wholly owned subsidiary of the Registrant with Mr. Parker remaining in his position of Director, President and Secretary/Treasurer of Saddleback.

     2.   Description of Business of Saddleback Investment Services, Inc.

          General. Saddleback, presently doing business as American National Mortgage ("American National") is a mortgage broker and banking entity with its principal office located in Newport Beach, California. American National was formed in November, 1992 and operated primarily as a wholesale mortgage banker until mid-2001. In July 2001, American National was acquired by EMB Corporation. Due to the inability of its parent company to provide adequate capital for growth, American National suspended much of its operations and conducted only limited retail mortgage operations until December 2002, at which time Mr. Parker rescinded the transaction with EMB Corporation. From January 2003 to present the Company has again began to expand its retail mortgage operations. American National anticipates not only a growth in such retail operations, but also a significant expansion of wholesale lending operations.

          American National generates its income primarily through fees and expenses charged to borrowers and from yield spread premiums and/or service release premiums paid to American National when the closed loans are sold by American National to third party investors, primarily larger mortgage lenders or banks.

          American National is presently approved to do business in approximately 10 states, including the State of California, by means of qualifying with each state through individual licensing or
          registration processes.    American National is
          approved as a direct endorsement lender by the U.S. Department of Housing and Urban Development / Federal Housing Authority ("FHA").

          Loan Standards. Mortgage loans made by American National are loans with fixed or adjustable rates of interest, secured by first mortgages, deeds of trust or security deeds on residential properties with original principal balances that, generally, do not exceed 95% of the value of the mortgaged properties, unless such loans are FHA-insured. Generally, each mortgage loan having a loan-to-value ratio, as of the date of the loan, in excess of 80%, or which is secured by a second or


PAGE-4-


          vacation home, will be covered by a Mortgage
          Insurance Policy or FHA Insurance Policy insuring against default of all or a specified portion of the principal amount thereof.

          The mortgage loans are "one to four-family" mortgage loans, which means permanent loans (as opposed to construction or land development loans) secured by mortgages on non-farm properties, including attached or detached single-family or second/vacation homes, one to four-family primary residences and condominiums or other attached dwelling units, including individual condominiums, row houses, townhouses and other separate dwelling units even when located in buildings containing five or more such units. Each mortgage loan must be secured by an owner occupied primary residence or second/vacation home, or by a non-owner occupied residence. The mortgaged property may not be a mobile home.

          In general, no mortgage loan is expected to have an original principal balance less than $30,000. While most loans will have an original principal balance of less than $700,000, loans of up to $2,000,000 may be funded by brokering such loans to unaffiliated third-party mortgage lenders. Fixed-rate mortgage loans must be repayable in equal monthly installments which reduce the principal balance of the loans to zero at the end of the term.

          Credit, Appraisal and Underwriting Standards.
          Each mortgage loan must (i) be an FHA-insured loan meeting the credit and underwriting requirements of such agency, or (ii) meet the credit, appraisal and underwriting standards established by American
          National. For certain mortgage loans that may be subject to a mortgage pool insurance policy, American National may delegate to the issuer of the mortgage pool insurance policy the responsibility of underwriting such mortgage loans, in accordance with American National's credit appraisal and underwriting standards. In addition, the American
          National may delegate to one or more lenders the responsibility of underwriting mortgage loans offered to American National by such lenders, in accordance with American National's credit, appraisal and underwriting loans.

          American National's underwriting standards are intended to evaluate the prospective mortgagor's credit standing and repayment ability, and the value and adequacy of the proposed mortgaged property as collateral. In the loan application process, prospective mortgagors will be required to provide information regarding such factors as their assets, liabilities, income, credit history, employment history and other related items. Each prospective mortgagor will also provide an authorization to apply for a credit report, which summarizes the mortgagor's credit history. With respect to establishing the prospective mortgagor's ability to make timely payments, American National will require evidence regarding the mortgagor's employment and income, and of the amount of deposits made to financial institutions where the mortgagor maintains demand or savings accounts.


PAGE-5-



          American National's underwriting standards generally follow guidelines acceptable to Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). American National's underwriting policies may be varied in appropriate cases. In determining the adequacy of the property as collateral, an independent appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. The appraisal is based on the appraiser's judgment of values, giving appropriate weight to both the market value of comparable homes and the cost of replacing the property.

          Certain states where the mortgaged properties may be located are "anti-deficiency" states, where, in general, lenders providing credit on one to four-family properties must look solely to the property for repayment in the event of foreclosure. See "Certain Legal Aspects of the Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Lenders". American National's underwriting standards in all states (including anti-deficiency states) require that the underwriting officers be satisfied that the value of the property being financed, as indicated by the independent appraisal, currently supports and is anticipated to support in the future the outstanding loan balance, and provides sufficient value to mitigate the effects of adverse shifts in real estate values.

          Title Insurance Policies. American National will require that, at the time of the origination of the mortgage loans and continuously thereafter, a title insurance policy be in effect on each of the mortgaged properties and that such title insurance policy contain no coverage exceptions, except those permitted pursuant to the guidelines established by Fannie Mae or Freddie Mac.

          Certain Legal Aspects of Mortgage Loans.

          General. The mortgages originated by American National are either mortgages or deeds of trust, depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. A mortgage creates a lien upon the real property encumbered by the mortgage. It does not, generally, have priority over liens for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of filing with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner (the "Mortgagor"), and the mortgagee, who is the lender. Under the mortgage instrument, the Mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-homeowner called



PAGE-6-



          the trustor (similar to a Mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the Trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the Trustee to secure payment of the obligation. The Trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by law, the express provisions of the deed of trust or mortgage, and, in some cases, the directions of the beneficiary.

          Foreclosure. Foreclosure of a deed of trust is generally accomplished by a non-judicial Trustee's sale under a specific provision in the deed of trust which authorizes the Trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In some states, the Trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the Trustee must provide notice in some states to any other individual having an interest in the real property, including any "junior lienholders". The borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears, plus the costs and expenses incurred in enforcing the obligation. Generally, state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

          Foreclosure of a mortgage is generally
          accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. However, even when the mortgagee's right to foreclose is contested, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property.

          In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the Trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at the foreclosure sale. Rather, it is common for the lender to purchase the property from the Trustee or referee for an amount equal to the principal amount of the mortgage or deed of trust, accrued and unpaid interest and the expense


PAGE-7-


          of foreclosure. Thereafter, the lender will assume the burdens of ownership, including obtaining casualty insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

          Rights of Redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to "redeem" the property from the foreclosure sale.
          In some states, redemption may occur only upon a payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effort of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has expired.

          Anti-Deficiency Legislation and Other Limitations on Lenders. Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.






PAGE-8-



          In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrears within a reasonable time period and reinstating the original Mortgage Loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of a debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

          Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have suggested that such modification may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

          The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of a mortgage. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous Federal and some state consumer protection laws. These laws include the federal Truth-In-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

          Enforceability of Certain Provisions. Certain of the mortgage loans contain due-on-sale clauses.
          These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfer or conveys the property. The enforceability of these clauses has been the subject of legislation and litigation in many states, and in some cases the clauses have been upheld, while in other cases their enforceability has been limited or denied.


PAGE-9-



          Upon foreclosure, courts have imposed general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of a default under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to maintain the property adequately or the borrower executing a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily-prescribed minimum. For the most part, these cases have upheld the notice provision as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrowers.

          Applicability of Usury Laws.  Title V of the
          Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V"), provides that state usury limitations do not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Federal Home Loan Bank Board is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V, the statute authorizes any state to reimpose interest rate limits by adopting a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. As of the date hereof, certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

          Competition

          Mortgage lending is a highly competitive business. There are many other mortgage lenders who have more experience, more personal, more financial liquidity and, in general, more capacity to attract business through mass-media advertising to consumers than that offered by American National. Historically, during periods of economic downturns, many mortgage lenders have been unable


PAGE-10-


          to continue operations or have been forced to greatly downsize their operations. There is no assurance that American National will be able to overcome such obstacles to attain its growth goals.

          Government Regulation

          Most states regulate mortgage lending, requiring mortgage bankers and/or brokers to be licensed by the relevant state regulatory board or commission. Saddleback is licensed to conduct mortgage lending operations in 10 states. In addition, Saddleback is approved by the FHA as a direct endorsement lender.

          Employees

          As of March 31, 2003, Saddleback has 7 employees,
          5 of whom are contract loan officers and 2 of whom are in administration. None of its employees are represented by a labor union.

          Property

          Saddleback occupies 1650 square feet of office space in Newport Beach, California under a sublease. The sublease for the premises was initiated on March 11, 2003 until continues until February 29, 2004. Saddleback pays a monthly rent of $3,129.30. As noted below in Item 5, as of March 31, 2003, the Registrant has relocated its executive offices to the premises occupied by Saddleback. The Registrant expects that it will utilize this space until the future growth of its business operations necessitates an increase in office space. There is an ample supply of office space in the greater Newport Beach / Orange County area and the Registrant does not anticipate any problem in securing additional space when necessary.

Item 5.        OTHER EVENTS.

          Election of New Officer and Director. On March 31, 2003, William R. Parker, the President of Saddleback Investment Services, Inc., the newly-acquired subsidiary of the Registrant, was appointed to the Registrant's Board of Directors and named President of the Registrant. Mr. Parker has been employed in the mortgage industry from 1982 to present. From 1989 to present, he has served as Chief Executive Officer of several mortgage banking enterprises. He presently acts as President and Chief Executive Officer of Saddleback Investment Services, Inc., dba American National Mortgage, having served in such capacity since that firm's formation in 1992. Beginning in July 2001 when Saddleback was acquired by, and operated as a wholly owned subsidiary of, EMB Corporation, Mr. Parker served as a Director of EMB Corporation. He served in that capacity until December 2002, at which time the Saddleback - EMB Corporation transaction was rescinded and Mr. Parker resigned as a Director of EMB Corporation.



PAGE-11-



          Relocation of Executive Offices.  Effective on
          March 31, 2003, the Registrant has moved its executive offices to 3300 Irvine Avenue, Suite
          220, Newport Beach, California 92600.

          The Registrant's Anticipated Next Public Filing.
          As a result of the accounting treatment of the purchase of the Saddleback Stock by the Registrant, Saddleback is deemed to be the "Accounting Acquiror", thus resulting in the Registrant's adoption of the October 31 fiscal year-end of the Accounting Acquiror. Subject to the Registrant's filing of any further Current
          Reports on Form 8-K, the Registrant expects that the next periodic report that it will file pursuant to its obligations under Section 13 or 15(d) of the Securities Exchange Act of 1934 will be its Quarterly Report on Form 10-QSB for the period ended April 30, 2003.

Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

               1.   Financial Statement of Business Acquired

               The required financial statements are not currently available. Pursuant to paragraph
               (a) (4) of Item 7, the required statements will be filed as soon as practicable, but no later than 60 days after the date this Form 8-K is required to be filed.

               2.   Pro forma Financial Information

               The required pro forma financial information is not currently available. Pursuant to paragraph (b) (2) of Item 7, the required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date this Form 8-K is required to be filed.

          b.   Exhibits.

               99.3 Purchase Agreement by and between Epic
                    Financial Corporation and William R.
                    Parker dated March 7, 2003.

               99.4 Press Release by Epic Financial Corporation, dated
                    April 1, 2003, concerning the acquisition of Saddleback Investment Services, Inc., by Epic Financial Corporation.















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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: March 31, 2003          EPIC FINANCIAL CORPORATION



                              /s/ William R. Parker
                              -----------------------------
                              William R. Parker, President


















































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